                                                             Exhibit 10.127
                                                             Tiffany & Co.
                                                             Report on Form 10-K
                                                             Fiscal 1998

                           [Tiffany & Co. Letterhead]

                                 March 30, 1998

Michael J. Kowalski
727 Fifth Avenue
New York, NY 10022

      Re: Retention Agreement

Dear Mike:

      Tiffany and Company and Tiffany & Co. (respectively, "Employer" and "Parent,") wish to take steps to retain key management, it being recognized that future discussions concerning a Change of Control or a decision to cooperate in or effect a Change of Control could result in the departure or distraction of key management at a time when Parent and Employer Board would require the clear and focused attention of experienced management, unafflicted with concerns for personal financial and job security. Accordingly, in order to induce you to remain in the employ of the Employer, Parent and Employer have determined to enter into this letter agreement (this "Agreement") which addresses the terms and conditions of your employment in the event of a Change of Control.

      This Agreement will provide you with certain payments and benefits should you incur an Involuntary Termination after a Change of Control Date.

      An "Involuntary Termination" means (i) your termination of employment by Employer during the Term without Cause or (ii) your resignation of employment with the Employer during the Term for Good Reason. The terms "Change of Control Date," "Term," "Cause," "Good Reason" and other initially capitalized words and phrases used in this letter agreement shall have the meanings ascribed to them in Appendix I attached. With respect to your specific situation, you would also have "Good Reason" to resign from employment with Employer if any of the following occurs after a Change of Control Date:

            (A) at any time you do not hold the position of chief executive officer of the Successor Entity or the Controlling Entity;

            (B) at any time you are not a member of the board of directors (or comparable governing authority) of the Successor Entity or the Controlling Entity;

            (C) at any time you do not report directly to the board of directors of the Controlling Entity or the chief executive officer of the Controlling Entity;

            (D) at any time you do not have regular direct access to the board of directors of the Controlling Entity and the chief executive officer of the Controlling Entity; and

            (E) any similar adverse change on or after the Change in Control Date in your title, position or reporting responsibilities.

      1. Term of Employment Under This Agreement. The Term of your employment under this Agreement shall not commence unless and until a Change in Control Date occurs and shall continue thereafter until the third anniversary of the Change in Control Date.

      2. Cash Payments in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term you will be paid the following amounts in cash by the Employer:

            (a)   your Earned Compensation previously unpaid;

            (b) a severance payment equal to the sum of (i) three times your Reference Salary and (ii) three times your Reference Bonus; and

            (c) a Supplementary Pension Payment designed to provide you with the present cash value of the added benefits you would have received under the Defined Benefit Plans had you continued in your employment for a Measuring Period of three years; and

            (d) a Gross-Up Payment to defray your Excise Tax liability if, following a Change in Control Date, it is determined that any Payment(s) made to you is (are) subject to the Excise Tax.

Payments under subsections (a) and (b) will be made within five (5) days of your Date of Termination and payment under subsection (c) will be made within forty-five (45) days of your date of termination. All calculations necessary to compute the Supplementary Pension Benefit Payment shall be done by the Accounting Firm at Employer's expense. Appendix II sets forth the applicable procedures relating to the Gross-Up Payment.

      3. Benefit Continuation in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term Employer shall maintain all Benefit Plans in full force and effect, for the continued benefit of you and your eligible dependents for a maximum Benefits Continuation Period of three years. Employer's obligation under this Section 3 is subject to the following: (i) that your and your eligible dependent's continued participation is possible under the general terms and provisions of such Benefit Plans (and under the terms of any applicable funding media) and (ii) that you continue to pay an amount equal to your regular contribution under such plans for such participation. You and your eligible dependents continued participation in such plans shall also be subject to the additional conditions stated in Appendix III.

      4. Notice of Termination. Any termination of your employment by Employer or by you during the Term shall be communicated by a Notice of Termination to the other parties hereto.

      5. No Mitigation or Offset; Employer's Opportunity to Correct. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits paid by Employer or Employer's plans after the Date of Termination or otherwise, except as provided in the definition of "Benefit Continuation Period." No event shall constitute Good Reason for your resignation unless your claim to that effect is communicated by you to Employer in writing and is not corrected by Employer or Parent in a manner which is reasonably satisfactory to you (including full retroactive correction with respect to any monetary matter) within ten (10) days of the Employer's receipt of such written notice from you.

      6. Legal Fees and Expenses Necessary to Enforce Agreement. The Employer shall pay or reimburse you on an after-tax basis for all costs and expenses (including, without limitation, court costs and reasonable legal fees and expenses which reflect common practice with respect to the matters involved) incurred by you as a result of any claim, action or proceeding (i) contesting, disputing or enforcing any right, benefits or obligations under this Agreement or which you reasonably claim to have or to be owed to you by Employer or Parent or (ii) arising out of or challenging the validity, advisability or enforceability of this Agreement or any provision hereof; provided, however, that the amount of the payments and reimbursements under this Section 5 shall not exceed $100,000.

      7. Employment During the Term. During the Term you shall be employed by Employer on the terms and conditions on which you were employed immediately prior to the Change in Control Date without any Substantial Change.

      8. Successors; Binding Agreement; Respective Responsibilities of Parent and Employer.

            (a) Assumption by Successor. Parent and Employer will each require their respective successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of either, to expressly assume and to agree to perform this Agreement for your benefit in the same manner and to the same extent that the Parent or the Employer, as the case may be, would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve either the Parent or the Employer of its obligations hereunder, and no failure to expressly assume and agree to perform this Agreement shall relieve any successor of its obligations under this Agreement by operation of law.

            (b) Enforceability; Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by you (and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees) and the Parent and Employer and any Person(s) which succeeds to substantially all of the business or assets of the Parent or Employer, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Parent or Employer or otherwise, including, without limitation, as a result of a Change in Control or by operation of law.

            (c) Joint and Several Liability. Parent shall be jointly and severally liable with Employer for all Employer's obligations hereunder and Employer shall be jointly and severally liable with Parent for all Parent's obligations hereunder.

      9. Notices. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when hand-delivered or when mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to Parent or Employer, to the Boards of Directors, Tiffany & Co. and Tiffany and Company, 727 Fifth Avenue, New York, NY 10022, Attn. Legal Department, or, if to you, to you at the address set forth on the first page of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

      10. Miscellaneous.

            (a) Amendments, Waivers, Etc. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, No waiver by either party hereto any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provision or conditions at the same or at any later or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter here have been made by either party which are not expressly set forth in this Agreement and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof.

            (b) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            (c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            (d) No Contract of Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of Employer or Parent nor shall it affect the terms and conditions of your employment with Employer prior to the commencement of the Term hereof. Failing the occurrence of a Change in Control Date your employment shall continue to be "at will," meaning that either you or Employer may terminate your employment with or without cause, for any reason or no reason, with or without notice.

            (e) Withholding. Amounts paid to you hereunder shall be subject to all applicable federal, state and local withholding taxes.

            (f) Source of Payments. All payments provided under this Agreement, other than payments made pursuant to a Benefit Plan which provides otherwise, shall be paid in cash from the general funds of Employer or Parent, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. You will have no right, title or interest whatsoever in or to any investments which Employer or Parent may make to aid it in meeting its obligations hereunder. To the extent that any person acquires a right to receive payments from Employer or Parent hereunder, such right shall be no greater than the right of an unsecured creditor of Parent or Employer, as the case may be.

            (g) Headings. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

            (h) Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed in this State.

      If this letter set forth our agreement on the subject matter hereof, kindly sign and return to Employer the enclosed copy of this letter which will then constitute the agreement among us on this subject.

Sincerely,


TIFFANY & CO. ("Parent")

By:
   -------------------------------
      Name:  William R. Chaney
      Title: Chairman


TIFFANY AND COMPANY ("Employer")

By:
   -------------------------------
      Name:  William R. Chaney
      Title: Chairman


Agreed to as of this _____ day of _______ 1999


------------------------------------
       Michael J. Kowalski

Attachment: Appendices I through III

                           [Tiffany & Co. Letterhead]

                                 March 30, 1999

James E. Quinn
727 Fifth Avenue
New York, NY 10022

      Re: Retention Agreement

Dear Jim:

      Tiffany and Company and Tiffany & Co. (respectively, "Employer" and "Parent,") wish to take steps to retain key management, it being recognized that future discussions concerning a Change of Control or a decision to cooperate in or effect a Change of Control could result in the departure or distraction of key management at a time when Parent and Employer Board would require the clear and focused attention of experienced management, unafflicted with concerns for personal financial and job security. Accordingly, in order to induce you to remain in the employ of the Employer, Parent and Employer have determined to enter into this letter agreement (this "Agreement") which addresses the terms and conditions of your employment in the event of a Change of Control.

      This Agreement will provide you with certain payments and benefits should you incur an Involuntary Termination after a Change of Control Date.

      An "Involuntary Termination" means (i) your termination of employment by Employer during the Term without Cause or (ii) your resignation of employment with the Employer during the Term for Good Reason. The terms "Change of Control Date," "Term," "Cause," "Good Reason" and other initially capitalized words and phrases used in this letter agreement shall have the meanings ascribed to them in Appendix I attached. With respect to your specific situation, you would also have "Good Reason" to resign from employment with Employer if any of the following occurs after a Change of Control Date:

            (A) at any time you are not the executive officer responsible for worldwide sales of the Successor Entity or the Controlling Entity;

            (B) at any time you are not a member of the board of directors (or comparable governing authority) of the Successor Entity or the Controlling Entity;

            (C) at any time you do not report directly to the board of directors of the Controlling Entity or the chief executive officer of the Controlling Entity;

            (D) at any time you do not have regular direct access to the board of directors of the Controlling Entity and the chief executive officer of the Controlling Entity; and

            (E) any similar adverse change on or after the Change in Control Date in your title, position or reporting responsibilities.

      1. Term of Employment Under This Agreement. The Term of your employment under this Agreement shall not commence unless and until a Change in Control Date occurs and shall continue thereafter until the third anniversary of the Change in Control Date.

      2. Cash Payments in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term you will be paid the following amounts in cash by the Employer:

            (a)   your Earned Compensation previously unpaid;

            (b) a severance payment equal to the sum of (i) three times your Reference Salary and (ii) three times your Reference Bonus; and

            (c) a Supplementary Pension Payment designed to provide you with the present cash value of the added benefits you would have received under the Defined Benefit Plans had you continued in your employment for a Measuring Period of three years; and

            (d) a Gross-Up Payment to defray your Excise Tax liability if, following a Change in Control Date, it is determined that any Payment(s) made to you is (are) subject to the Excise Tax.

Payments under subsections (a) and (b) will be made within five (5) days of your Date of Termination and payment under subsection (c) will be made within forty-five (45) days of your date of termination. All calculations necessary to compute the Supplementary

Pension Benefit Payment shall be done by the Accounting Firm at Employer's expense. Appendix II sets forth the applicable procedures relating to the Gross-Up Payment.

      3. Benefit Continuation in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term Employer shall maintain all Benefit Plans in full force and effect, for the continued benefit of you and your eligible dependents for a maximum Benefits Continuation Period of three years. Employer's obligation under this Section 3 is subject to the following: (i) that your and your eligible dependent's continued participation is possible under the general terms and provisions of such Benefit Plans (and under the terms of any applicable funding media) and (ii) that you continue to pay an amount equal to your regular contribution under such plans for such participation. You and your eligible dependents continued participation in such plans shall also be subject to the additional conditions stated in Appendix III.

      4. Notice of Termination. Any termination of your employment by Employer or by you during the Term shall be communicated by a Notice of Termination to the other parties hereto.

      5. No Mitigation or Offset; Employer's Opportunity to Correct. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits paid by Employer or Employer's plans after the Date of Termination or otherwise, except as provided in the definition of "Benefit Continuation Period." No event shall constitute Good Reason for your resignation unless your claim to that effect is communicated by you to Employer in writing and is not corrected by Employer or Parent in a manner which is reasonably satisfactory to you (including full retroactive correction with respect to any monetary matter) within ten (10) days of the Employer's receipt of such written notice from you.

      6. Legal Fees and Expenses Necessary to Enforce Agreement. The Employer shall pay or reimburse you on an after-tax basis for all costs and expenses (including, without limitation, court costs and reasonable legal fees and expenses which reflect common practice with respect to the matters involved) incurred by you as a result of any claim, action or proceeding (i) contesting, disputing or enforcing any right, benefits or obligations under this Agreement or which you reasonably claim to have or to be owed to you by Employer or Parent or (ii) arising out of or challenging the validity, advisability or enforceability of this Agreement or any provision hereof; provided, however, that the amount of the payments and reimbursements under this Section 5 shall not exceed $100,000.

      7. Employment During the Term. During the Term you shall be employed by Employer on the terms and conditions on which you were employed immediately prior to the Change in Control Date without any Substantial Change.

      8. Successors; Binding Agreement; Respective Responsibilities of Parent and Employer.

            (a) Assumption by Successor. Parent and Employer will each require their respective successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of either, to expressly assume and to agree to perform this Agreement for your benefit in the same manner and to the same extent that the Parent or the Employer, as the case may be, would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve either the Parent or the Employer of its obligations hereunder, and no failure to expressly assume and agree to perform this Agreement shall relieve any successor of its obligations under this Agreement by operation of law.

            (b) Enforceability; Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by you (and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees) and the Parent and Employer and any Person(s) which succeeds to substantially all of the business or assets of the Parent or Employer, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Parent or Employer or otherwise, including, without limitation, as a result of a Change in Control or by operation of law.

            (c) Joint and Several Liability. Parent shall be jointly and severally liable with Employer for all Employer's obligations hereunder and Employer shall be jointly and severally liable with Parent for all Parent's obligations hereunder.

      9. Notices. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when hand-delivered or when mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to Parent or Employer, to the Boards of Directors, Tiffany & Co. and Tiffany and Company, 727 Fifth Avenue, New York, NY 10022, Attn. Legal Department, or, if to you, to you at the address set forth on the first page of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

      10. Miscellaneous.

            (a) Amendments, Waivers, Etc. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, No waiver by either party hereto any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provision or conditions at the same or at any later or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter here have been made by either party which are not expressly set forth in this Agreement and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof.

            (b) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            (c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            (d) No Contract of Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of Employer or Parent nor shall it affect the terms and conditions of your employment with Employer prior to the commencement of the Term hereof. Failing the occurrence of a Change in Control Date your employment shall continue to be "at will," meaning that either you or Employer may terminate your employment with or without cause, for any reason or no reason, with or without notice.

            (e) Withholding. Amounts paid to you hereunder shall be subject to all applicable federal, state and local withholding taxes.

            (f) Source of Payments. All payments provided under this Agreement, other than payments made pursuant to a Benefit Plan which provides otherwise, shall be paid in cash from the general funds of Employer or Parent, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. You will have no right, title or interest whatsoever in or to any investments which Employer or Parent may make to aid it in meeting its obligations hereunder. To the extent that any person acquires a right to receive payments from Employer or Parent hereunder, such right shall be no greater than the right of an unsecured creditor of Parent or Employer, as the case may be.

            (g) Headings. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

            (h) Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed in this State.

      If this letter set forth our agreement on the subject matter hereof, kindly sign and return to Employer the enclosed copy of this letter which will then constitute the agreement among us on this subject.

Sincerely,


TIFFANY & CO. ("Parent")

By:
   -------------------------------
      Name:  William R. Chaney
      Title: Chairman


TIFFANY AND COMPANY ("Employer")

By:
   -------------------------------
      Name:  William R. Chaney
      Title: Chairman


Agreed to as of this _____ day of _______ 1999


------------------------------------
          James E. Quinn

Attachment: Appendices I through III

                           [Tiffany & Co. Letterhead]

                                 March 30, 1999

James N. Fernandez
727 Fifth Avenue
New York, NY 10022

      Re: Retention Agreement

Dear Jim:

      Tiffany and Company and Tiffany & Co. (respectively, "Employer" and "Parent,") wish to take steps to retain key management, it being recognized that future discussions concerning a Change of Control or a decision to cooperate in or effect a Change of Control could result in the departure or distraction of key management at a time when Parent and Employer Board would require the clear and focused attention of experienced management, unafflicted with concerns for personal financial and job security. Accordingly, in order to induce you to remain in the employ of the Employer, Parent and Employer have determined to enter into this letter agreement (this "Agreement") which addresses the terms and conditions of your employment in the event of a Change of Control.

      This Agreement will provide you with certain payments and benefits should you incur an Involuntary Termination after a Change of Control Date.

      An "Involuntary Termination" means (i) your termination of employment by Employer during the Term without Cause or (ii) your resignation of employment with the Employer during the Term for Good Reason. The terms "Change of Control Date," "Term," "Cause," "Good Reason" and other initially capitalized words and phrases used in this letter agreement shall have the meanings ascribed to them in Appendix I attached. With respect to your specific situation, you would also have "Good Reason" to resign from employment with Employer if any of the following occurs after a Change of Control Date:

            (A) at any time you are not the chief financial officer and responsible for worldwide distribution operations of the Successor Entity or the Controlling Entity;

            (B) at any time you do not report directly to the board of directors of the Successor Entity or the chief executive officer of the Successor Entity;

            (C) at any time you do not have regular direct access to the board of directors of the Successor Entity and the chief executive officer of the Successor Entity; and

            (D) any similar adverse change on or after the Change in Control Date in your title, position or reporting responsibilities.

      1. Term of Employment Under This Agreement. The Term of your employment under this Agreement shall not commence unless and until a Change in Control Date occurs and shall continue thereafter until the second anniversary of the Change in Control Date.

      2. Cash Payments in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term you will be paid the following amounts in cash by the Employer:

            (a)   your Earned Compensation previously unpaid;

            (b) a severance payment equal to the sum of (i) two times your Reference Salary and (ii) two times your Reference Bonus; and

            (c) a Supplementary Pension Payment designed to provide you with the present cash value of the added benefits you would have received under the Defined Benefit Plans had you continued in your employment for a Measuring Period of two years; and

            (d) a Gross-Up Payment to defray your Excise Tax liability if, following a Change in Control Date, it is determined that any Payment(s) made to you is (are) subject to the Excise Tax.

Payments under subsections (a) and (b) will be made within five (5) days of your Date of Termination and payment under subsection (c) will be made within forty-five (45) days of your date of termination. All calculations necessary to compute the Supplementary Pension Benefit Payment shall be done by the Accounting Firm at Employer's expense. Appendix II sets forth the applicable procedures relating to the Gross-Up Payment.

      3. Benefit Continuation in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term Employer shall maintain all Benefit Plans in full force and effect, for the continued benefit of you and your eligible dependents for a maximum Benefits Continuation Period of two years. Employer's obligation under this Section 3 is subject to the following: (i) that your and your eligible dependent's continued participation is possible under the general terms and provisions of such Benefit Plans (and under the terms of any applicable funding media) and (ii) that you continue to pay an amount equal to your regular contribution under such plans for such participation. You and your eligible dependents continued participation in such plans shall also be subject to the additional conditions stated in Appendix III.

      4. Notice of Termination. Any termination of your employment by Employer or by you during the Term shall be communicated by a Notice of Termination to the other parties hereto.

      5. No Mitigation or Offset; Employer's Opportunity to Correct. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits paid by Employer or Employer's plans after the Date of Termination or otherwise, except as provided in the definition of "Benefit Continuation Period." No event shall constitute Good Reason for your resignation unless your claim to that effect is communicated by you to Employer in writing and is not corrected by Employer or Parent in a manner which is reasonably satisfactory to you (including full retroactive correction with respect to any monetary matter) within ten (10) days of the Employer's receipt of such written notice from you.

      6. Legal Fees and Expenses Necessary to Enforce Agreement. The Employer shall pay or reimburse you on an after-tax basis for all costs and expenses (including, without limitation, court costs and reasonable legal fees and expenses which reflect common practice with respect to the matters involved) incurred by you as a result of any claim, action or proceeding (i) contesting, disputing or enforcing any right, benefits or obligations under this Agreement or which you reasonably claim to have or to be owed to you by Employer or Parent or (ii) arising out of or challenging the validity, advisability or enforceability of this Agreement or any provision hereof; provided, however, that the amount of the payments and reimbursements under this Section 5 shall not exceed $50,000.

      7. Employment During the Term. During the Term you shall be employed by Employer on the terms and conditions on which you were employed immediately prior to the Change in Control Date without any Substantial Change.

      8. Successors; Binding Agreement; Respective Responsibilities of Parent and Employer.

            (a) Assumption by Successor. Parent and Employer will each require their respective successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of either, to expressly assume and to agree to perform this Agreement for your benefit in the same manner and to the same extent that the Parent or the Employer, as the case may be, would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve either the Parent or the Employer of its obligations hereunder, and no failure to expressly assume and agree to perform this Agreement shall relieve any successor of its obligations under this Agreement by operation of law.

            (b) Enforceability; Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by you (and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees) and the Parent and Employer and any Person(s) which succeeds to substantially all of the business or assets of the Parent or Employer, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Parent or Employer or otherwise, including, without limitation, as a result of a Change in Control or by operation of law.

            (c) Joint and Several Liability. Parent shall be jointly and severally liable with Employer for all Employer's obligations hereunder and Employer shall be jointly and severally liable with Parent for all Parent's obligations hereunder.

      9. Notices. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when hand-delivered or when mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to Parent or Employer, to the Boards of Directors, Tiffany & Co. and Tiffany and Company, 727 Fifth Avenue, New York, NY 10022, Attn. Legal Department, or, if to you, to you at the address set forth on the first page of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

      10. Miscellaneous.

            (a) Amendments, Waivers, Etc. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, No waiver by either party hereto any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provision or conditions at the same or at any later or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter here have been made by either party which are not expressly set forth in this Agreement and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof.

            (b) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            (c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            (d) No Contract of Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of Employer or Parent nor shall it affect the terms and conditions of your employment with Employer prior to the commencement of the Term hereof. Failing the occurrence of a Change in Control Date your employment shall continue to be "at will," meaning that either you or Employer may terminate your employment with or without cause, for any reason or no reason, with or without notice.

            (e) Withholding. Amounts paid to you hereunder shall be subject to all applicable federal, state and local withholding taxes.

            (f) Source of Payments. All payments provided under this Agreement, other than payments made pursuant to a Benefit Plan which provides otherwise, shall be paid in cash from the general funds of Employer or Parent, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. You will have no right, title or interest whatsoever in or to any investments which Employer or Parent may make to aid it in meeting its obligations hereunder. To the extent that any person acquires a right to receive payments from Employer or Parent hereunder, such right shall be no greater than the right of an unsecured creditor of Parent or Employer, as the case may be.

            (g) Headings. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

            (h) Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed in this State.

      If this letter set forth our agreement on the subject matter hereof, kindly sign and return to Employer the enclosed copy of this letter which will then constitute the agreement among us on this subject.

Sincerely,


TIFFANY & CO. ("Parent")

By:
   -------------------------------
      Name:  William R. Chaney
      Title: Chairman


TIFFANY AND COMPANY ("Employer")

By:_________________________________
      Name:  William R. Chaney
      Title: Chairman


Agreed to as of this _____ day of _______ 1999


------------------------------------
        James N. Fernandez

Attachment: Appendices I through III

                           [Tiffany & Co. Letterhead]

                                 March 30, 1999

Patrick B. Dorsey
727 Fifth Avenue
New York, NY 10022

      Re: Retention Agreement

Dear Patrick:

      Tiffany and Company and Tiffany & Co. (respectively, "Employer" and "Parent,") wish to take steps to retain key management, it being recognized that future discussions concerning a Change of Control or a decision to cooperate in or effect a Change of Control could result in the departure or distraction of key management at a time when Parent and Employer Board would require the clear and focused attention of experienced management, unafflicted with concerns for personal financial and job security. Accordingly, in order to induce you to remain in the employ of the Employer, Parent and Employer have determined to enter into this letter agreement (this "Agreement") which addresses the terms and conditions of your employment in the event of a Change of Control.

      This Agreement will provide you with certain payments and benefits should you incur an Involuntary Termination after a Change of Control Date.

      An "Involuntary Termination" means (i) your termination of employment by Employer during the Term without Cause or (ii) your resignation of employment with the Employer during the Term for Good Reason. The terms "Change of Control Date," "Term," "Cause," "Good Reason" and other initially capitalized words and phrases used in this letter agreement shall have the meanings ascribed to them in Appendix I attached. With respect to your specific situation, you would also have "Good Reason" to resign from employment with Employer if any of the following occurs after a Change of Control Date:

            (A) at any time you are not the general counsel and corporate secretary of the Successor Entity or the Controlling Entity;

            (B) at any time you do not report directly to the board of directors of the Successor Entity or the chief executive officer of the Successor Entity;

            (C) at any time you do not have regular direct access to the board of directors of the Successor Entity and the chief executive officer of the Successor Entity; and

            (D) any similar adverse change on or after the Change in Control Date in your title, position or reporting responsibilities.

      1. Term of Employment Under This Agreement. The Term of your employment under this Agreement shall not commence unless and until a Change in Control Date occurs and shall continue thereafter until the second anniversary of the Change in Control Date.

      2. Cash Payments in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term you will be paid the following amounts in cash by the Employer:

            (a)   your Earned Compensation previously unpaid;

            (b) a severance payment equal to the sum of (i) two times your Reference Salary and (ii) two times your Reference Bonus; and

            (c) a Supplementary Pension Payment designed to provide you with the present cash value of the added benefits you would have received under the Defined Benefit Plans had you continued in your employment for a Measuring Period of two years; and

            (d) a Gross-Up Payment to defray your Excise Tax liability if, following a Change in Control Date, it is determined that any Payment(s) made to you is (are) subject to the Excise Tax.

Payments under subsections (a) and (b) will be made within five (5) days of your Date of Termination and payment under subsection (c) will be made within forty-five (45) days of your date of termination. All calculations necessary to compute the Supplementary Pension Benefit Payment shall be done by the Accounting Firm at Employer's expense. Appendix II sets forth the applicable procedures relating to the Gross-Up Payment.

      3. Benefit Continuation in the Event of Involuntary Termination During the Term. In the event of your Involuntary Termination during the Term Employer shall maintain all Benefit Plans in full force and effect, for the continued benefit of you and your eligible dependents for a maximum Benefits Continuation Period of two years. Employer's obligation under this Section 3 is subject to the following: (i) that your and your eligible dependent's continued participation is possible under the general terms and provisions of such Benefit Plans (and under the terms of any applicable funding media) and (ii) that you continue to pay an amount equal to your regular contribution under such plans for such participation. You and your eligible dependents continued participation in such plans shall also be subject to the additional conditions stated in Appendix III.

      4. Notice of Termination. Any termination of your employment by Employer or by you during the Term shall be communicated by a Notice of Termination to the other parties hereto.

      5. No Mitigation or Offset; Employer's Opportunity to Correct. You shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by you as the result of employment by another employer or by pension benefits paid by Employer or Employer's plans after the Date of Termination or otherwise, except as provided in the definition of "Benefit Continuation Period." No event shall constitute Good Reason for your resignation unless your claim to that effect is communicated by you to Employer in writing and is not corrected by Employer or Parent in a manner which is reasonably satisfactory to you (including full retroactive correction with respect to any monetary matter) within ten (10) days of the Employer's receipt of such written notice from you.

      6. Legal Fees and Expenses Necessary to Enforce Agreement. The Employer shall pay or reimburse you on an after-tax basis for all costs and expenses (including, without limitation, court costs and reasonable legal fees and expenses which reflect common practice with respect to the matters involved) incurred by you as a result of any claim, action or proceeding (i) contesting, disputing or enforcing any right, benefits or obligations under this Agreement or which you reasonably claim to have or to be owed to you by Employer or Parent or (ii) arising out of or challenging the validity, advisability or enforceability of this Agreement or any provision hereof; provided, however, that the amount of the payments and reimbursements under this Section 5 shall not exceed $50,000.

      7. Employment During the Term. During the Term you shall be employed by Employer on the terms and conditions on which you were employed immediately prior to the Change in Control Date without any Substantial Change.

      8. Successors; Binding Agreement; Respective Responsibilities of Parent and Employer.

            (a) Assumption by Successor. Parent and Employer will each require their respective successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of either, to expressly assume and to agree to perform this Agreement for your benefit in the same manner and to the same extent that the Parent or the Employer, as the case may be, would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve either the Parent or the Employer of its obligations hereunder, and no failure to expressly assume and agree to perform this Agreement shall relieve any successor of its obligations under this Agreement by operation of law.

            (b) Enforceability; Beneficiaries. This Agreement shall be binding upon, inure to the benefit of and be enforceable by you (and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees) and the Parent and Employer and any Person(s) which succeeds to substantially all of the business or assets of the Parent or Employer, whether by means of merger, consolidation, acquisition of all or substantially all of the assets of the Parent or Employer or otherwise, including, without limitation, as a result of a Change in Control or by operation of law.

            (c) Joint and Several Liability. Parent shall be jointly and severally liable with Employer for all Employer's obligations hereunder and Employer shall be jointly and severally liable with Parent for all Parent's obligations hereunder.

      9. Notices. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when hand-delivered or when mailed by United States registered mail, return receipt requested, postage prepaid, addressed, if to Parent or Employer, to the Boards of Directors, Tiffany & Co. and Tiffany and Company, 727 Fifth Avenue, New York, NY 10022, Attn. Legal Department, or, if to you, to you at the address set forth on the first page of this Agreement, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

      10. Miscellaneous.

            (a) Amendments, Waivers, Etc. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, No waiver by either party hereto any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provision or conditions at the same or at any later or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter here have been made by either party which are not expressly set forth in this Agreement and this Agreement shall supersede all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, with respect to the subject matter hereof.

            (b) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

            (c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

            (d) No Contract of Employment. Nothing in this Agreement shall be construed as giving you any right to be retained in the employ of Employer or Parent nor shall it affect the terms and conditions of your employment with Employer prior to the commencement of the Term hereof. Failing the occurrence of a Change in Control Date your employment shall continue to be "at will," meaning that either you or Employer may terminate your employment with or without cause, for any reason or no reason, with or without notice.

            (e) Withholding. Amounts paid to you hereunder shall be subject to all applicable federal, state and local withholding taxes.

            (f) Source of Payments. All payments provided under this Agreement, other than payments made pursuant to a Benefit Plan which provides otherwise, shall be paid in cash from the general funds of Employer or Parent, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. You will have no right, title or interest whatsoever in or to any investments which Employer or Parent may make to aid it in meeting its obligations hereunder. To the extent that any person acquires a right to receive payments from Employer or Parent hereunder, such right shall be no greater than the right of an unsecured creditor of Parent or Employer, as the case may be.

            (g) Headings. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

            (h) Governing Law. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of New York applicable to contracts entered into and to be performed in this State.

      If this letter set forth our agreement on the subject matter hereof, kindly sign and return to Employer the enclosed copy of this letter which will then constitute the agreement among us on this subject.

Sincerely,

TIFFANY & CO. ("Parent")


By:
   -------------------------------
      Name:  William R. Chaney
      Title: Chairman


TIFFANY AND COMPANY ("Employer")

By:_________________________________
      Name:  William R. Chaney
      Title: Chairman


Agreed to as of this _____ day of _______ 1999


------------------------------------
        Patrick B. Dorsey

Attachment: Appendices I through III

                                                       Appendix I -- Definitions

For purposes of the Agreement, the following initially capitalized words shall have the meanings set forth below:

      "Accounting Firm" shall mean PricewaterhouseCoopers LLP or, if such firm is unable or unwilling to perform such calculations or provide such opinions as are required under this Agreement, such other nationally recognized public accounting firm as shall be designated by agreement of you and the Employer, or failing such Agreement, as designated by PricewaterhouseCoopers LLP, provided, however, that if PricewaterhouseCoopers LLP, or any firm designated by PricewaterhouseCoopers LLP, is serving as accountant or auditor for the Person or group effecting the Change of Control (other than for Parent or Employer), you may appoint another nationally recognized public accounting firm as Accounting Firm hereunder.

      "Affiliate" shall mean any Person that controls, is controlled by or is under common control with, any other Person, directly or indirectly.

      "Benefit Continuation Period" means the period beginning on your Date of Termination and ending following the period of years stated in Section 3, provided that such period shall earlier terminate on the commencement date of equivalent benefits from your new employer or your attainment of age sixty-five
(65), whichever first occurs.

      "Benefit Plans" mean all insured and self-insured employee welfare benefit plans in which you were entitled to participate immediately prior to your Date of Termination.

      "Cause" shall mean a termination of your employment during the Term which is the result of :

            (i) your conviction or plea of nolo contendere to a felony involving financial impropriety or a felony which would tend to subject Employer or any of its Affiliates to public criticism or materially interfere with your continued service to Employer;

            (ii) your willful disclosure of material trade secrets or other material confidential information related to the business of Employer or any of its Affiliates, which disclosure actually results in substantive harm to such business or puts such business at an actual competitive disadvantage;

            (iii) your willful failure or refusal to perform substantially all such proper and achievable directives issued by your superior (other than any such failure resulting from your incapacity due to physical or mental illness, any such actual or anticipated failure resulting from a resignation by you for Good Reason, or any such refusal made by you in good faith because you believe such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to you on behalf of Employer, which demand specifically identifies the manner in which you have not substantially performed your duties, and which performance is not substantially corrected by you within ten (10) days of receipt of such demand;

            (iv) your gross negligence in the performance of your duties and responsibilities materially injurious to the Employer;

            (v) your willful breach of any material obligation that you have to Parent or Employer under any written agreement that you have with either Parent or Employer;

            (vi) your fraud or dishonesty with regard to Employer or any of its Affiliates;

            (vii)  your death; or

            (viii) your Disability.

For purposes of the previous sentence, no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, by you in bad faith toward, or without reasonable belief that your action or omission was in the best interests of, Parent, Employer or an Affiliate of Parent or Employer. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause with respect to items (i) through (vi) or item (viii) unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4th) of the entire membership of the Employer Board at a meeting called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, Cause exists as set forth in items (i), (ii), (iii), (iv), (v),
(vi) or (viii) above.

      "Change in Control" shall mean a change in control of Parent of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not Parent is then subject to such reporting requirement; provided, however, that, anything in this Agreement to the contrary notwithstanding, a Change in Control shall be deemed to have occurred if:

            (i) any Person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Parent representing Thirty-five percent (35%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

            (ii) ten (10) days following the "Shares Acquisition Date" if any Person has in fact become and then remains an "Acquiring Person" under the Rights Plan;

            (iii) if the Parent Board should resolve to redeem the "Rights"
                  under the Rights Plan in response to a proposal by any Person to acquire, directly or indirectly, securities of Parent representing Fifteen percent (15%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

            (iv) if the Incumbent Directors cease to constitute a majority of the Parent Board; provided, however, that no person shall be deemed an Incumbent Director if he or she was appointed or elected to the Parent Board after having been designated to serve on the Parent Board by a Person who has entered into an agreement with Parent to effect a transaction described in clauses (i), (iii), (v), (vi), (vii), (viii) or (ix) of this definition;

            (v) there occurs a reorganization, merger, consolidation or other corporate transaction involving Parent, in each case with respect to which the stockholders of Parent immediately prior to such transaction do not, immediately after such transaction, own more than Fifty percent (50%) of the combined voting power of the Parent or other corporation resulting from such transaction, as the case may be;

            (vi) all or substantially all of the assets of Parent are sold, liquidated or distributed, except to an Affiliate of Parent;

            (vii) all or substantially all of the assets of Employer are sold, liquidated or distributed, except to an Affiliate of Parent;

            (viii) any Person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporally holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Employer representing Fifty percent (50%) or more of the combined voting power of Employer's then outstanding securities entitled to vote in the election of directors of Employer; or

            (ix) there is a "change of control" or a "change in the effective control" of Parent within the meaning of Section 280G of the Code and the Regulations.

      "Change in Control Date" shall mean the earliest of:

            (i)    the date on which a Change of Control occurs;

            (ii) the date on which Parent executes an agreement or its stockholders adopt a resolution, the consummation of which would result in the occurrence of a Change of Control;

            (iii) the date the Parent Board approves a transaction or series of transactions, the consummation of which would result in a Change in Control; and

            (iv) the date Parent or Employer fails to satisfy the obligation to have this Agreement expressly assumed by their respective successors in accordance with Section 8(a) of the Agreement;

provided that if your employment with Employer terminates prior to any of the dates specified in items (i) through (iv) of this definition and it is reasonably demonstrated that your termination of employment (a) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in connection with or in anticipation of a Change in Control, then "Change in Control Date" shall mean the date immediately prior to your Date of Termination.

      "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

      "Common Stock" shall mean the common stock of Parent.

      "Controlling Entity" shall mean the Controlling Person of the Successor Entity if such a Controlling Person exists; otherwise "Controlling Entity" shall mean the Successor Entity.

      The "Controlling Person" of any Person shall mean the Person which ultimately controls such first Person and all other Affiliates of such first Person, directly or indirectly, through ownership of voting stock or otherwise.

      Your "Date of Termination" shall mean:

            (i) if your employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such thirty (30) day period);

            (ii) if your employment is terminated by Employer in an Involuntary Termination, five (5) days after the date the Notice of Termination is received by you;

            (iii) if your employment is terminated by Employer for Cause (other than Disability), the later of the date specified in the Notice of Termination or ten (10) days following the date such Notice is received by you;

            (iv) if you resign and specify Good Reason, ten (10) days after the date your Notice of Termination is received by Employer; and

            (v) if you resign and decline to specify Good Reason, the date set forth in your Notice of Termination, which shall be no earlier than ten (10) days after the date such notice is received by Employer.

      "Defined Benefit Plans" shall mean, collectively, the Tiffany and Company Pension Plan and the 1994 Tiffany and Company Supplemental Retirement Income Plan.

      "Disability" shall mean your incapacity due to physical or mental illness which causes you to be absent from the full-time performance of your duties with Employer for six (6) consecutive months provided, however, that you shall not be determined to be subject to a Disability for purposes of this Agreement unless you fail to return to full-time performance of your duties with Employer within thirty (30) days after written Notice of Termination due to Disability is given to you.

      "Earned Compensation" shall mean:

            (i) any earned but unpaid base salary through your Date of Termination at the rate in effect at the time of the Notice of Termination;

            (ii) all unused vacation time which you may have accrued as of your Date of Termination; and

            (iii) a pro rata portion of your target bonus or incentive award for the fiscal year in which your Involuntary Termination occurs, calculated on the assumption that all performance targets (including your individual performance targets and sales and earnings targets applicable to the Employer and/or to the Successor Entity) have been or will be achieved.

      "Employer" shall mean Tiffany and Company, a New York corporation, and any successor to its business and/or assets by operation of law or otherwise.

      "Employer Board" shall mean the Board of Directors of Employer.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

      "Excise Tax" shall mean the excise tax imposed by Section 4999 of the Code and interest or penalties with respect to such excise tax .

      "Good Reason" means, in addition to those reasons stated in the body of the Agreement, your resignation from employment with Employer during the Term as a result of any of the following:

            (i) A meaningful and detrimental alteration in your position, your titles, or the nature or status of your responsibilities (including your reporting responsibilities) from those in effect immediately before the Change in Control Date.

            (ii) A reduction by Employer in your annual base salary as in effect immediately prior to the Change in Control Date or as the same may be increased from time to time thereafter; a failure by the Employer to increase your salary at a rate commensurate with that of other key executives of Employer; or a reduction in your target bonus or incentive award (expressed as a percentage of base salary) below the target in effect for you prior to the Change in Control Date;

            (iii) The failure by Employer to pay you a bonus or incentive award commensurate with the bonus paid other key executives of Employer (expressed as a percentage of your target bonus) unless such failure is justified by clear and objective deficiencies of the business units for which you are responsible;

            (iv) the relocation of the office of Employer where you were employed immediately prior to the Change in Control Date to a location which is more than 50 miles away or should Employer require you to be based more than 50 miles away from such office (except for required travel on the Employer's business to an extent substantially consistent with your customary business travel obligations in the ordinary course of business prior to the Change in Control Date);

            (v) the failure by Employer or Parent to continue in effect any compensation plan in which you participated prior to the Change in Control Date or made available to you after the Change in Control Date, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by Employer or Parent to continue your participation therein on at least as favorable a basis, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed on the Change in Control Date;

            (vi) the failure by Employer or Parent to continue to provide you with benefits at least as favorable in the aggregate to those enjoyed by you under the Defined Benefit Plans, the Benefit Plan or Employer's or Parent's savings, life insurance, disability and fringe benefit plans and programs in which you were participating or had a right to participate immediately prior to the Change in Control Date; or the failure by the Company to provide you with the number of paid vacation days to which you were entitled on the basis of years of service with Employer in accordance with Employer's normal vacation policy in effect immediately prior to the Change in Control Date;

            (vii) the failure of Employer and Parent to obtain an express agreement reasonably satisfactory to you from their successors, if any, to assume and agree to perform this Agreement, as contemplated in Section 8(a) of the Agreement;

            (viii) any termination of your employment with Employer which is not effected pursuant to the terms of this Agreement; or

            (ix) a material breach by Employer or Parent of the provisions of this Agreement.

      "Gross-Up Payment" means a payment to you by the Employer such that after payment by you of all Taxes (including any Excise Tax and any state or federal income taxes) imposed upon the Gross-Up Payment, you retain an amount of the Gross-Up Payment equal to the sum of (x) the Excise Tax imposed upon the Payments which have triggered your right to a Gross-Up Payment and (y) the product of any deductions disallowed you because of the inclusion of the Gross-Up Payment in your adjusted gross income and the highest applicable marginal rate of federal income taxation for the calendar year in which the Gross-Up Payment is to be made.

      "Incumbent Directors" shall mean those individuals who were members of the Board of Directors of Tiffany & Co., a Delaware corporation, as of the date of this Agreement and those individuals whose later appointment to such Board, or whose later nomination for election to such Board by the stockholders of Tiffany & Co., was approved by a vote of at least a majority of those members of such Board who either were members of such Board as of the date of this Agreement, or whose election or nomination for election was previously so approved.`-+*

      "Measurement Period" means the period of years after your Date of Termination specified in Section 3.

      "Notice of Termination" shall mean a written notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

      "Parent" shall mean Tiffany & Co., a Delaware corporation, and any successor to its business and/or assets by operation of law or otherwise.

      "Parent Board" shall mean the Board of Directors of Parent.

      "Payment" means (i) any amount due or paid to you under this Agreement,
(ii) any amount that is due or paid to you under any plan, program or arrangement of Parent or Employer (including, without limitation the Parent's stock option plans) and (iii) any amount or benefit that is due or payable to you under this Agreement or under any plan, program or arrangement of Parent or Employer not otherwise covered under clause (i) or (ii) hereof which must reasonably be taken into account under Section 280G of the Code and the Regulation in determining the amount of "parachute payments" received by you, including, without limitation, any amounts which must be taken into account under the Code and Regulations as a result of (A) the acceleration of the vesting of any option, restricted stock or other equity award granted under the Parent's employee stock option plans or otherwise, (B) the acceleration of the time at which any payment or benefit is receivable by you or (C) any contingent severance or other amounts that are payable to you.

      "Person" shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

      "Reference Bonus" shall mean the greater of (i) the target annual bonus applicable to you for the year in which your Involuntary Termination occurs and
(ii) the highest annual bonus paid to you in any of the three years ended prior to the Change in Control Date. For this purpose, the term "bonus" shall also refer to a cash Incentive Award under the 1998 Employee Incentive Plan.

      "Reference Salary" shall mean the greater of (i) the annual rate of your base salary from Employer in effect immediately prior to the date of your Involuntary Termination and (ii) the highest annual rate of your base salary from Employer in effect at any point during the three-year period ended on the Change in Control Date.

      "Regulations" shall mean regulations under Section 280G of the Code, including proposed and temporary regulations, and any successor provisions thereto.

      "Rights Plan" shall mean the Amended and Restated Rights Agreement Dated as of September 22, 1998 by and between Parent and ChaseMellon Shareholder Services L.L.C., as Rights Agent, as such Agreement may be further amended from time to time.

      "Substantial Change" means any substantial change in the terms or conditions of your employment following a Change of Control Date that is less favorable to you than those in effect previous to the Change of Control Date.

      "Successor Entity" shall mean the Person who is in most immediate control, whether through voting stock ownership of one or more subsidiaries or otherwise, of the worldwide consolidated business of Parent's Affiliates, substantially as such business existed immediately prior to the Change in Control Date whether or not such Person is ultimately controlled by another Person.

      "Supplementary Pension Payment" means the lump sum actuarial equivalent (employing actuarial assumptions no less favorable to you than those in effect under the Defined Benefit Plans prior to the Change in Control Date) of the excess of the (i) aggregate benefits under the Defined Benefit Plans which you would receive if your employment with Employer continued for the Measurement Period over (ii) your vested accrued benefits payable under the Defined Benefit Plans as of your Date of Termination. The following assumptions shall be used to calculate such actuarial equivalent, that: (x) your accrued benefits under the Defined Benefit Plans were fully vested, (y) in each of the years during the Measurement Period your salary and bonus were equivalent to your Reference Salary and Reference Bonus and (z) that you will begin to receive benefits under Defined Benefit Plans at age 65, as calculated by the Accounting Firm with the assistance of the actuaries for the Tiffany and Company Pension Plan.

      "Taxes" shall mean the federal, state and local income taxes to which you are subject at the time of determination, calculated on the basis of the highest marginal rates then in effect, plus any additional payroll or withholding taxes to which you are then subject.

      "Term" shall mean the term of your employment under this Agreement as defined in Section 1.

                           Appendix II - Procedures Relating to Gross Up Payment

(A) Assumptions to be Used in Calculating the Gross-Up Payment. In determining the amount of the Gross-Up Payment, you shall be deemed to:

      (1) pay federal income taxes at the highest marginal rates of federal income taxation for the calendar year in which the Gross-Up Payment is to be made;

      (2) pay applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of state and local taxes; and

      (3) have otherwise allowable deductions for federal income tax purposes at least equal to those which could be disallowed because of the inclusion of the Gross-Up Payment in your gross income.

(B) Calculation and Payment of Gross-Up Payment. Subject to the provisions set out below, all determinations required under this Appendix, including whether a Gross-Up Payment is required, the amount of the Payments constituting excess parachute payments, and the amount of the Gross-Up Payment, shall be made by the Accounting Firm. Any determination by the Accounting Firm shall be binding upon you and the Employer. The Accounting Firm shall be instructed by the Employer to provide detailed supporting calculations both to you and the Employer within fifteen days of the Change of Control Date, your Date of Termination or any other date reasonably requested by you or the Employer on which a determination under this Appendix is necessary or advisable. The Employer shall pay to you the initial amount of the Gross-Up Payment within five days of the receipt by you and the Employer of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by you, the Employer shall cause the Accounting Firm to provide you with an opinion that the Accounting Firm has substantial authority under the Code and Regulations that you are not required to report an Excise Tax on your federal income tax return. If the initial Gross-Up Payment is insufficient to cover the amount of the Excise Tax that is ultimately determined to be owing by you with respect to any Payment (hereinafter an "Underpayment"), the Employer, after exhausting its remedies under (C) below, shall promptly pay to you an additional Gross-Up Payment in respect of the Underpayment.

(C) Procedures Regarding Claims In Respect of Underpayments. If a claim is made upon you by the Internal Revenue Service, that would, if successful, require the Employer to make a Gross-Up Payment to you, you must notify the Employer as soon as practicable after you know of the claim. Such notice must state the nature of the claim and the date that payment is demanded. As a condition to your right to a Gross-Up Payment in respect of such claim, you shall not pay such claim until the expiration of a thirty (30) day period following the date on which you notify the Employer of such claim, or such shorter period ending on the date the Taxes in respect to such claim are due (the "Notice Period"). If the Employer notifies you in writing prior to the expiration of the Notice Period that it desires to contest the claim, you shall:

      (1) give the Employer any information reasonably requested by the Employer relating to the claim;

      (2) take such action in connection with the claim as the Employer may reasonably request, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Employer and reasonably acceptable to you;

      (3) cooperate with the Employer in good faith in contesting the claim; and

      (4) permit the Employer to participate in any proceedings relating to the claim.

You shall permit the Employer to control all proceedings related to the claim and, at its option, permit the Employer to pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim.

If requested to do so by the Employer, you agree either to pay the tax claimed and sue for a refund or contest the claim in any permissible manner and to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts as the Employer shall determine; provided, however, that, if the Employer directs you pay such claim and pursue a refund, the Employer shall advance the amount of such payment to you on an after-tax and interest-free basis (an "Advance").

The Employer's control of the contest related to the claim shall be limited to the issues related to the Gross-Up Payment and you shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or other taxing authority. If the Employer does not notify you in writing prior to the end of the Notice Period of its desire to contest the claim, the Employer shall pay to you an additional Gross-Up Payment in respect of the excess parachute payments that are the subject of the claim, and you agree to pay the amount of the Excise Tax that is the subject of the claim to the applicable taxing authority in accordance with applicable law.

(D) Repayment of Advance. If, after receipt by you of an Advance, you become entitled to a refund with respect to the claim to which such Advance relates, you shall pay the Employer the amount of the refund (together with any interest paid or credited thereon after Taxes applicable thereto). If, after receipt by you of any Advance, a third-party determination is made that you are not entitled to any refund with respect to the claim and the Employer does not promptly notify you of its intent to contest the denial of refund, then the amount thereof shall offset the amount of the additional Gross-Up Payment then owing to you with respect to such claim.

(E) Indemnity and Costs Relating to Gross-Up Payments. The Employer shall indemnify you and hold you harmless, on an after-tax basis, from any costs, expenses, penalties, fines, interest or other liabilities ("Losses") incurred by you with respect to the exercise by the Employer of any of its rights under this Appendix II, including, without limitation, any Losses related to the Employer's decision to contest a claim or any imputed income to you resulting from any Advance or action taken on your behalf by the Employer hereunder. The Employer shall pay all legal fees and expenses incurred by you under this Appendix II, and shall promptly reimburse you for the reasonable expenses incurred by you in connection with any actions taken by the Employer or required to be taken by you hereunder. The Employer shall also pay all of the fees and expenses of the Accounting firm, including, without limitation, the fees and expenses related to the determination referred to in (B) above.

                                             Appendix III - Benefit Continuation

(A) In the event that your participation in any Benefit Plan is barred, Employer shall, at its sole cost and expense, arrange to have issued for the benefit of you and your eligible dependents individual policies of insurance providing benefits substantially similar (on an after-tax basis) to those which you otherwise would have been entitled to receive under such Benefit Plan pursuant to Section 3 for the Benefit Continuation Period.

(B) In lieu of the benefits provided in (A) above, if, in the reasonable opinion of Employer, such insurance is not available at a reasonable cost to the Employer, the Employer shall directly provide you and your eligible dependents with equivalent benefits (on an after-tax basis).

(C) In either of the circumstances described in (A) or (B), you shall not be required to pay any premiums or other charges in an amount greater than that which you would have paid in order participate in such Benefit Plan had your Involuntary Termination not occurred.

(D) If at the end of the Benefit Continuation Period you have not reached age sixty-five and you have not previously received or are not then receiving equivalent benefits from a new employer, Employer shall arrange to enable you to convert your and your eligible dependents' coverage under the Benefit Plans to individual policies or programs upon the same terms as employees of the Employer may apply for such conversions. Employer shall bear the cost of making such conversions available to you; you shall bear the cost of coverage under such converted policies or programs.

(E) For the purposes of Section 3 and this Appendix, a dependent will be deemed "eligible" if, at the time in question, you would, if an employee of Employer, be entitled to cover such dependent under the plan in question.


                                     III-1